Exhibit 99.1

EP ENERGY

Financial and Operational Reporting Package

Third Quarter 2013

Financial and Operational Reporting Package Third Quarter 2013

EP ENERGY LLC

Financial and Operational Reporting Package

Third Quarter 2013

Table of Contents

Page

Notes to Investors	1

Operating Results
Financial Highlights	2
Statements of Income	3
Average Daily Volumes, Realized Prices and Adjusted Cash Operating Costs Per Unit	4
Derivative Schedule	5

Non-GAAP Reconciliations
Pro Forma Consolidated Financial Data	6-7
Adjusted EBITDAX	8
Cash Operating Costs and Adjusted Cash Operating Costs	9

Glossary	10-11

NOTES TO INVESTORS

Cautionary Statement

This Financial and Operational Reporting Package (“Package”) includes summarized financial and other information about EP Energy LLC (“EP Energy” or the “Company”). The information in this Package is intended to provide highlights and should not be used as a substitute for financial information in EP Energy’s filings with the Securities and Exchange Commission (“SEC”). Readers should refer to those filings. In addition, the glossary contains certain definitions of measures used in this Package and in other presentations we provide. These definitions may not be the same as definitions used by other companies. This Package may contain information that is based on estimates. The Company has made every reasonable effort to ensure that the information and assumptions on which these estimates are based are current, reasonable and complete. Factors that could cause actual results to differ materially from the estimates in this Package are changes in unaudited and/or unreviewed financial information and the effects of any changes in accounting rules and guidance, as well as other factors discussed in EP Energy’s filings with the SEC. The financial data and statistics in this Package for Third Quarter 2013 reflect the operating results of EP Energy through September 30, 2013. Independent auditors have not audited this Package. The Company assumes no obligation to publicly update or revise any information contained herein as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures

The SEC’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In this package, these measures may include pro forma financial results, Reported EBITDAX, Adjusted EBITDAX, cash operating costs and adjusted cash operating costs. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are included in the body of this Package.

EP Energy believes that the non-GAAP financial measures described in the glossary are useful to investors because these measurements are used by many companies in the industry as a measure of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the Company and to compare it with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measures used by other companies and should not be used as a substitute for net income (loss), income (loss) from continuing operations, operating income, operating cash flows or other measures of financial performance presented in accordance with GAAP.

EP ENERGY LLC

FINANCIAL HIGHLIGHTS

(unaudited)

	2013			2012				Year-to-Date
	Q1	Q2	Q3	Q1 Pro Forma	Q2 Pro Forma	Q3	Q4	2013	2012 Pro Forma

(Loss) income from continuing operations ($ in millions)	(132)	197	(110)	100	40	(205)	64	(45)	(65)

Adjusted EBITDAX ($ in millions)	270	274	315	272	284	315	312	859	871

Average Cash Operating Costs ($/Boe)	15.82	14.10	14.26	10.30	33.14	14.20	15.62	14.71	19.23

Adjusted Cash Operating Costs ($/Boe)	12.92	12.66	12.45	9.92	8.73	9.55	11.26	12.67	9.37

Depreciation, depletion and amortization rate ($/Boe)	16.60	18.84	21.15	14.83	11.73	9.71	12.83	18.92	12.03

Equivalent Consolidated Sales Volumes (MBoe/d)	83.9	85.0	88.2	87.5	90.0	90.2	87.2	85.7	89.2

Consolidated Oil and Condensate Sales Volumes (MBbls/d)	30.8	34.2	40.0	19.8	20.4	25.7	29.3	35.0	21.9

EP ENERGY LLC

STATEMENTS OF INCOME

($ in millions)

(unaudited)

	2013			2012				Year-to-Date
	Q1	Q2	Q3	Q1 Pro Forma	Q2 Pro Forma	Q3	Q4	2013	2012 Pro Forma

Operating revenues
Oil and condensate	$266	$292	$371	$180	$165	$216	$242	$929	$561
Natural gas	82	99	78	94	76	96	100	259	266
NGL	15	17	22	8	13	14	13	54	35
Financial derivatives	(131)	166	(142)	76	346	(181)	62	(107)	241
Total operating revenues	232	574	329	358	600	145	417	1,135	1,103

Operating expenses
Natural gas purchases	2	8	6	—	4	9	6	16	13
Transportation costs	22	24	24	13	22	21	21	70	56
Lease operating expense	38	40	41	27	25	28	33	119	80
General and administrative expenses	58	55	49	38	234	75	77	162	347
Depreciation, depletion and amortization (1)	125	146	172	118	96	81	103	443	295
Impairment and ceiling test charges (1)	—	—	2	—	1	—	—	2	1
Exploration expense (1)	13	14	12	—	5	20	18	39	25
Taxes other than income	23	15	25	17	12	16	16	63	45
Total operating expenses	281	302	331	213	399	250	274	914	862

Operating (loss) income	(49)	272	(2)	145	201	(105)	143	221	241

Earnings (loss) from unconsolidated affiliates	2	4	(19)	(3)	(3)	(2)	2	(13)	(8)
Other income (expense)	—	1	—	—	1	—	—	1	1
Loss on extinguishment of debt	(1)	(2)	(6)	—	—	(14)	—	(9)	(14)
Interest expense	(84)	(78)	(83)	(4)	(63)	(84)	(81)	(245)	(151)
(Loss) income from continuing operations before income taxes	(132)	197	(110)	138	136	(205)	64	(45)	69
Income tax expense	—	—	—	38	96	—	—	—	134
(Loss) income from continuing operations	$(132)	$197	$(110)	$100	$40	$(205)	$64	$(45)	$(65)

(1)   Reflects the use of the full cost method of accounting for oil and natural gas properties before the acquisition of EP Energy in May 2012 and the use of successful efforts method of accounting after the acquisition.

EP ENERGY LLC

AVERAGE DAILY VOLUMES, REALIZED PRICES AND ADJUSTED CASH OPERATING COSTS PER UNIT

	2013			2012				Year-to-Date
	Q1	Q2	Q3	Q1 Pro Forma	Q2 Pro Forma	Q3	Q4	2013	2012 Pro Forma
Oil and Condensate Sales Volumes (MBbls/d)
Eagle Ford	20.4	22.2	26.1	9.8	10.9	15.7	18.5	22.9	12.1
Wolfcamp	1.5	2.9	4.3	1.1	1.2	1.4	1.6	2.9	1.2
Altamont	7.9	8.3	8.9	7.6	7.1	7.4	8.1	8.4	7.4
Haynesville	—	—	—	—	—	—	—	—	—
Other Domestic Consolidated	1.0	0.8	0.7	1.3	1.2	1.2	1.1	0.8	1.2
Total Domestic Consolidated	30.8	34.2	40.0	19.8	20.4	25.7	29.3	35.0	21.9
Natural Gas Sales Volumes (MMcf/d)
Eagle Ford	37	42	44	16	19	25	32	41	20
Wolfcamp	3	5	9	2	2	1	3	5	2
Altamont	18	19	19	18	18	18	18	19	18
Haynesville	204	174	148	314	321	287	243	175	307
Other Domestic Consolidated	26	24	23	42	39	31	26	24	37
Total Domestic Consolidated	288	264	243	392	399	362	322	264	384
NGL Sales Volumes (MBbls/d)
Eagle Ford	4.4	5.8	6.8	1.5	2.2	3.2	3.3	5.7	2.3
Wolfcamp	0.4	0.7	0.6	—	0.2	0.6	0.5	0.6	0.3
Altamont	—	—	—	—	—	—	—	—	—
Haynesville	—	—	—	—	—	—	—	—	—
Other Domestic	0.4	0.3	0.3	0.9	0.8	0.5	0.4	0.3	0.7
Total Domestic Consolidated	5.2	6.8	7.7	2.4	3.2	4.3	4.2	6.6	3.3
Equivalent Sales Volumes (MBoe/d)
Eagle Ford	31.0	34.9	40.2	14.1	16.3	23.0	27.0	35.4	17.8
Wolfcamp	2.4	4.4	6.4	1.5	1.7	2.2	2.5	4.4	1.8
Altamont	11.0	11.4	12.1	10.7	10.0	10.4	11.2	11.5	10.4
Haynesville	34.0	29.0	24.7	52.2	53.4	47.8	40.5	29.2	51.1
Other Domestic Consolidated	5.5	5.3	4.8	9.0	8.6	6.8	6.0	5.2	8.1
Total Domestic Consolidated	83.9	85.0	88.2	87.5	90.0	90.2	87.2	85.7	89.2
Average realized prices (1)
Oil and condensate price on physical sales ($/Bbl)	$96.02	$93.72	$100.84	$99.97	$89.78	$90.44	$89.72	$97.13	$93.05
Natural gas price on physical sales ($/Mcf)	$3.11	$3.76	$3.22	$2.64	$2.00	$2.60	$3.13	$3.36	$2.41
NGL price on physical sales ($/Bbl)	$31.57	$26.46	$31.39	$36.99	$42.28	$34.78	$34.73	$29.74	$37.87
Average transportation costs (1)
Oil and condensate ($/Bbl)	$2.03	$2.11	$1.97	$1.26	$1.50	$2.78	$2.13	$2.03	$1.93
Natural gas ($/Mcf)	$0.56	$0.56	$0.52	$0.27	$0.49	$0.38	$0.49	$0.54	$0.38
NGL ($/Bbl)	$3.81	$6.14	$7.64	$4.02	$7.28	$2.48	$3.47	$6.11	$4.41
Average cash operating costs and adjusted cash operating costs ($/Boe) (1)
Lease operating expenses	$5.07	$5.15	$5.12	$3.47	$3.07	$3.30	$4.03	$5.11	$3.27
Production taxes	2.79	3.23	2.92	1.90	2.19	2.07	1.90	2.98	2.04
General and administrative expenses	7.67	7.10	6.04	4.78	28.57	8.89	9.53	6.92	14.15
Taxes other than production and income taxes	0.29	(1.38)	0.18	0.15	(0.69)	(0.06)	0.16	(0.30)	(0.23)
Total cash operating costs	$15.82	$14.10	$14.26	$10.30	$33.14	$14.20	$15.62	$14.71	$19.23
Transition/restructuring costs and non-cash compensation expense (2)	(2.90)	(1.44)	(1.81)	(0.38)	(24.41)	(4.65)	(4.36)	(2.04)	(9.86)
Total adjusted cash operating costs	$12.92	$12.66	$12.45	$9.92	$8.73	$9.55	$11.26	$12.67	$9.37
Depreciation, depletion and amortization rate ($/Boe) (1)	$16.60	$18.84	$21.15	$14.83	$11.73	$9.71	$12.83	$18.92	$12.03

(1)         Prices and costs per unit are calculated using consolidated volumes from continuing activities only and exclude divested assets.

(2)         A detail of these expenses is included in the reconciliation of Adjusted EBITDAX on page 8.

EP ENERGY LLC

DERIVATIVE SCHEDULE AS OF SEPTEMBER 30, 2013

	2013		2014		2015		2016
Crude Oil	Notional Volume (MMBbls) (1)	Average Hedge Price (1)	Notional Volume (MMBbls) (1)	Average Hedge Price (1)	Notional Volume (MMBbls) (1)	Average Hedge Price (1)	Notional Volume (MMBbls) (1)	Average Hedge Price (1)

Fixed Price Swaps (2)	4.37	$100.08	15.99	$98.10	21.01	$90.08	4.48	$85.46
Collars - Ceiling	0.64	$97.86	1.13	$100.00	1.10	$100.00	—	—
Three-Way Collars - Ceiling	—	—	2.92	$103.76	—	—	—	—
Three-Way Collars - Floor (3)	—	—	2.92	$95.00	—	—	—	—

	2013		2014		2015		2016
Basis Swaps - Crude Oil	Notional Volume (MMBbls)(1)	Average Hedge Price(1)	Notional Volume (MMBbls)(1)	Average Hedge Price(1)	Notional Volume (MMBbls)(1)	Average Hedge Price(1)	Notional Volume (MMBbls)(1)	Average Hedge Price(1)

Basis Swaps (4)	1.01	Various	5.84	Various	3.65	Various	1.83	Various

	2013		2014		2015		2016
Natural Gas	Notional Volume (TBtu)(1)	Average Hedge Price(1)	Notional Volume (TBtu)(1)	Average Hedge Price(1)	Notional Volume (TBtu)(1)	Average Hedge Price(1)	Notional Volume (TBtu)(1)	Average Hedge Price(1)

Fixed Price Swaps	20	$3.25	63	$4.02	44	$4.28	—	—
Written Calls - Ceiling	—	—	13	$4.02	—	—	—	—

Note:  US Domestic positions are as of September 30, 2013 (Contract Months: October 2013 - Forward).

(1)   Volumes presented are TBtu for natural gas and MMBbl for oil. Prices presented are per MMBtu of natural gas and per Bbl of oil.

(2)   On 1,564 MBbls, if market prices settle at or below $71.47 in 2013, we will receive a “locked in” cash settlement of the market price plus $24.27 per Bbl.

(3)   If market prices settle at or below $75.00, we will receive a “locked-in” cash settlement of the market price plus $20.00 per Bbl.

(4)   We use various types of oil basis swaps to lock-in certain crude oil differentials.

EP ENERGY LLC

RECONCILIATION OF PRO FORMA CONSOLIDATED FINANCIAL DATA

($ in millions)

(unaudited)

	2012
	Q1 (1)	Adjustments	Q1 Pro Forma	April 1 to May 24, (1)	March 23 (Inception) to June 30, (1)	Adjustments	Q2 Pro Forma

Operating revenues
Oil and condensate	$198	$(18)	$180	$112	$66	$(13)	$165
Natural gas	160	(66)	94	68	38	(30)	76
NGL	17	(9)	8	12	4	(3)	13
Financial derivatives	76	—	76	289	57	—	346
Total operating revenues	451	(93)	358	481	165	(46)	600

Operating expenses
Natural gas purchases	—	—	—	—	4	—	4
Transportation costs	25	(12)	13	20	9	(7)	22
Lease operating expense	52	(25)	27	28	11	(14)	25
General and administrative expenses	40	(2)	38	29	206	(1)	234
Depreciation, depletion and amortization (2)	193	(75)	118	114	25	(43)	96
Impairments and ceiling test charges (2)	62	(62)	—	—	1	—	1
Exploration expense (2)	—	—	—	—	5	—	5
Taxes other than income	23	(6)	17	7	8	(3)	12
Total operating expenses	395	(182)	213	198	269	(68)	399

Operating (loss) income	56	89	145	283	(104)	22	201

Loss from unconsolidated affiliates	(3)	—	(3)	(2)	(1)	—	(3)
Other income (expense)	—	—	—	1	—	—	1
Interest expense	(4)	—	(4)	(10)	(53)	—	(63)
Income (loss) from continuing operations before income taxes	49	89	138	272	(158)	22	136
Income tax expense (3)	38	—	38	96	—	—	96
Income (loss) from continuing operations	$11	$89	$100	$176	$(158)	$22	$40

   (1)  Reflects our GAAP financial information.

   (2)  Reflects the use of the full cost method of accounting for oil and natural gas properties before the acquisition of EP Energy in May 2012 and the use of successful efforts method of accounting after the acquisition.

   (3)  Adjustments do not include income tax effects.

EP ENERGY LLC

RECONCILIATION OF PRO FORMA CONSOLIDATED FINANCIAL DATA

($ in millions)

(unaudited)

	Year-to-Date 2012
	Q1 (1)	April 1 to May 24, (1)	March 23 (Inception) to June 30, (1)	Q3 (1)	Adjustments	Pro Forma

Operating revenues
Oil and condensate	$198	$112	$66	$216	$(31)	$561
Natural gas	160	68	38	96	(96)	266
NGL	17	12	4	14	(12)	35
Financial derivatives	76	289	57	(181)	—	241
Total operating revenues	451	481	165	145	(139)	1,103

Operating expenses
Natural gas purchases	—	—	4	9	—	13
Transportation costs	25	20	9	21	(19)	56
Lease operating expense	52	28	11	28	(39)	80
General and administrative expenses	40	29	206	75	(3)	347
Depreciation, depletion and amortization (2)	193	114	25	81	(118)	295
Impairments and ceiling test charges (2)	62	—	1	—	(62)	1
Exploration expense (2)	—	—	5	20	—	25
Taxes other than income	23	7	8	16	(9)	45
Total operating expenses	395	198	269	250	(250)	862

Operating (loss) income	56	283	(104)	(105)	111	241

Loss from unconsolidated affiliates	(3)	(2)	(1)	(2)	—	(8)
Other income (expense)	—	1	—	—	—	1
Loss on extinguishment of debt	—	—	—	(14)	—	(14)
Interest expense	(4)	(10)	(53)	(84)	—	(151)
Income (loss) from continuing operations before income taxes	49	272	(158)	(205)	111	69
Income tax expense (3)	38	96	—	—	—	134
Income (loss) from continuing operations	$11	$176	$(158)	$(205)	$111	$(65)

(1)         Reflects our GAAP financial statements.

(2)         Reflects the use of the full cost method of accounting for oil and natural gas properties before the acquisition of EP Energy in May 2012 and the use of successful efforts method of accounting after the acquisition.

(3)         Adjustments do not include income tax effects.

EP ENERGY LLC

RECONCILIATION OF ADJUSTED EBITDAX

($ in millions)

(unaudited)

	2013			2012				Year-to-Date
	Q1	Q2	Q3	Q1 Pro Forma	Q2 Pro Forma	Q3	Q4	2013	2012 Pro Forma

(Loss) income from continuing operations	$(132)	$197	$(110)	$100	$40	$(205)	$64	$(45)	$(65)
Depreciation, depletion and amortization	125	146	172	118	96	81	103	443	295
Interest expense	84	78	83	4	63	84	81	245	151
Income tax expense	—	—	—	38	96	—	—	—	134
Exploration expense	13	14	12	—	5	20	18	39	25
EBITDAX	90	435	157	260	300	(20)	266	682	540

Mark to market on financial derivatives	131	(166)	142	(76)	(346)	181	(62)	107	(241)
Cash settlements and premiums on financial derivatives (1)	28	(5)	(26)	82	126	98	76	(3)	306
Impairments and ceiling test charges	—	—	2	—	1	—	—	2	1
(Income) loss from unconsolidated affiliates	(2)	(4)	19	3	3	2	(2)	13	8
Non-cash compensation expense	13	1	8	3	14	9	15	22	26
Transition and restructuring costs	3	4	1	—	183	25	12	8	208
Loss on extinguishment of debt	1	2	6	—	—	14	—	9	14
Advisory fee	6	7	6	—	3	6	7	19	9
Adjusted EBITDAX	$270	$274	$315	$272	$284	$315	$312	$859	$871

Adjusted EBITDAX of divested assets	$—	$—	$—	$48	$21	$—	$—	$—	$69

(1)   Includes $8 million and $1 million of premiums received in Q1 and Q2 2013, respectively.  Includes $4 million of cash premiums paid and $1 million of cash premiums received in Q3 and Q4 2012, respectively.

EP ENERGY LLC

RECONCILIATION OF CASH OPERATING COSTS AND ADJUSTED CASH OPERATING COSTS (1)

(unaudited)

	Q1		Q2		Q3		Q4		Year-to-Date
	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit
2013	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)

Total operating expenses	$281	$37.23	$302	38.95	$331	40.93			$914	$39.08
Depreciation, depletion and amortization	(125)	(16.60)	(146)	(18.84)	(172)	(21.15)			(443)	(18.92)
Transportation costs	(22)	(2.87)	(24)	(3.09)	(24)	(2.97)			(70)	(2.98)
Exploration expense	(13)	(1.74)	(14)	(1.81)	(12)	(1.51)			(39)	(1.68)
Natural gas purchases	(2)	(0.20)	(8)	(1.11)	(6)	(0.80)			(16)	(0.71)
Impairments	—	—	—	—	(2)	(0.24)			(2)	(0.08)
Total cash operating costs and per-unit cash costs (3)	$119	$15.82	$110	14.10	$115	14.26			$344	$14.71
Transition/restructuring costs and non-cash compensation expense (4)	(22)	(2.90)	(12)	(1.44)	(14)	(1.81)			(48)	(2.04)
Total adjusted cash operating costs and per-unit adjusted cash costs (3)	$97	$12.92	$98	12.66	$101	12.45			$296	$12.67

Total consolidated equivalent volumes (MBoe)		7,555		7,733		8,110				23,398

	Q1 Pro Forma		Q2 Pro Forma		Q3		Q4		Year-to-Date Pro Forma
	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit
2012	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)

Total operating expenses	$213	$26.76	$399	48.69	$250	$29.84	$274	$34.12	$862	$35.11
Depreciation, depletion and amortization	(118)	(14.83)	(96)	(11.73)	(81)	(9.71)	(103)	(12.83)	(295)	$(12.03)
Transportation costs	(13)	(1.63)	(22)	(2.70)	(21)	(2.46)	(21)	(2.65)	(56)	$(2.29)
Exploration expense	—	—	(5)	(0.62)	(20)	(2.42)	(18)	(2.25)	(25)	$(1.03)
Natural gas purchases	—	—	(4)	(0.50)	(9)	(1.05)	(6)	(0.77)	(13)	$(0.53)
Total cash operating costs and per-unit cash costs (3)	$82	$10.30	$272	$33.14	$119	$14.20	$126	$15.62	$473	$19.23
Transition/restructuring costs and non-cash compensation expense (4)	(3)	(0.38)	(200)	(24.41)	(39)	(4.65)	(35)	(4.36)	(242)	(9.86)
Total adjusted cash operating costs and per-unit adjusted cash costs (3)	$79	$9.92	$72	$8.73	$80	$9.55	$91	$11.26	$231	$9.37

Total consolidated equivalent volumes (MBoe)		7,959		8,193		8,391		8,030		24,543

(1)         Per unit costs are based on continuing activities only and exclude divested assets.

(2)         Per unit costs are based on actual total amounts rather than the rounded totals presented.

(3)         Excludes volumes and costs associated with our equity investment in Four Star.

(4)         Q3 2013 includes $6 million of advisory fees paid to Sponsors and $8 million of non-cash compensation expense. Q3 2012  included $25 million for transition and restructuring costs associated with the acquisition of EP Energy, $6 million of advisory fees paid to Sponsors and $8 million of non-cash compensation expense. The year-to-date Septemer 30, 2013 includes $7 million for transition and restructuring costs associated with the acquisition of EP Energy, $19 million of advisory fees paid to Sponsors and $22 million of non-cash compensation expense. The year-to-date Septemer 30, 2012 included $208 million for transition and restructuring costs associated with the acquisition of EP Energy, $9 million of advisory fees paid to Sponsors and $25 million of non-cash compensation expense.

GLOSSARY

This contains a glossary of terms used in this Package as well as those used in other investor presentations and press releases. They are for reference only and may not be comparable to similarly titled measures used at other companies.

NON-GAAP FINANCIAL MEASURES

EP Energy LLC (the successor and formerly known as Everest Acquisition LLC) was formed as a Delaware limited liability company on March 23, 2012 by Apollo Global Management LLC (Apollo) and other private equity investors (collectively, the Sponsors). On April 24, 2012, we issued approximately $2.75 billion in private placement notes.  Proceeds from these notes, along with other sources, were used by the Sponsors to acquire EP Energy Global LLC (formerly known as EP Energy Corporation and EP Energy, L.L.C. after its conversion into a Delaware limited liability company) and subsidiaries. On May 24, 2012, the Sponsors acquired EP Energy Global LLC for approximately $7.2 billion in cash (the Acquisition).

Pro Forma Financial Results

In July 2013, we entered into a Quota Purchase Agreement to sell our Brazil operations which have been reclassified as discontinued operations in all periods presented.  In addition, we previously reclassified our CBM, Arklatex, and south Texas natural gas assets (which were sold during the third quarter of 2013) as discontinued operations only in successor periods subsequent to the Acquisition (May 25, 2012).  For periods prior to the Acquisition, the predecessor applied the full cost method of accounting for oil and natural gas properties.  Accordingly these domestic assets sold did not qualify for, and have not been reflected as, discontinued operations in the predecessor financial statement periods. To aid in comparability, we are presenting information prior to the Acquisition, referred to as predecessor periods in our GAAP financial statements, on a pro forma basis to exclude the domestic natural gas asset sales, along with certain other sales completed in 2012, namely the sales of our Gulf of Mexico and Egyptian assets.

Reported EBITDAX and Adjusted EBITDAX

Reported EBITDAX is defined as income (loss) from continuing operations plus interest and debt expense, income taxes, depreciation, depletion and amortization and exploration expense. Adjusted EBITDAX is defined as Reported EBITDAX, adjusted as applicable in the relevant period, for the net change in the fair value of derivatives (mark to market effects, cash settlements and premiums paid or received related to these derivatives), impairment and/or ceiling test charges, equity earnings from our investment in Four Star (sold in September 2013), non-cash compensation expense, transition and restructuring costs, losses or gains on extinguishment of debt, and advisory fees paid to our sponsors.

We believe that the presentation of Reported EBITDAX and Adjusted EBITDAX is important to provide management and investors with (i) additional information to evaluate our ability to service debt, adjusting for items required or permitted in calculating covenant compliance under our debt agreements, (ii) an important supplemental indicator of the operational performance of our business, (iii) an additional criterion for evaluating our performance relative to our peers, (iv) additional information to measure our liquidity (before cash capital requirements and working capital needs) (v) and supplemental information to investors about certain material non-cash and/or other items that may not continue at the same level in the future.

Reported EBITDAX and Adjusted EBITDAX have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP or as an alternative to net income, income (loss) from continuing operations, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. For example, our presentation of Reported EBITDAX and Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies in our industry. Furthermore, our presentation of Reported EBITDAX and Adjusted EBITDAX should not be construed as an inference that our future results will be unaffected by the items noted above or what we believe to be other unusual or non-recurring items or that in the future we may not incur expenses that are the same as or similar to some of the adjustments in this presentation.

Cash Operating Costs and Adjusted Cash Operating Costs

We monitor cash operating costs required to produce our oil and natural gas. Cash operating costs is a non-GAAP measure calculated on a per Boe produced basis and includes total operating expenses less depreciation, depletion and amortization expense, natural gas purchases, transportation costs, exploration expense, impairment and/or ceiling test charges and other non-cash operating costs. Adjusted cash operating costs is a non-GAAP measure and is defined as cash operating costs less transition and restructuring costs and non-cash compensation expense. We believe cash operating costs and adjusted cash operating costs per unit are valuable measures to provide management and investors and reflect operating performance and efficiency; however, these measures may not be comparable to similarly titled measures used by other companies and are subject to several of the same limitations as analytical tools as noted in the paragraphs above.